SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐     Preliminary Proxy Statement
☐     Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
☑     Definitive Proxy Statement
☐     Definitive Additional Materials
☐     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

American Shared Hospital Services
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑     No fee required
☐     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)    Title of each class of securities to which transaction applies:
(2)    Aggregate number of securities to which transactions applies:
(3)    Per unit price or other underlying value of transaction computed to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)    Proposed maximum aggregate value of transaction:
(5)    Total fee paid:

☐     Fee paid previously with preliminary materials:

☐     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)    Amount previously paid:
(2)    Form, Schedule or Registration Statement no.:
(3)    Filing Party:
(4)    Date Filed:

AMERICAN SHARED HOSPITAL SERVICES
Four Embarcadero Center, Suite 3700
San Francisco, California 94111
NOTICE OF 2005 ANNUAL MEETING OF SHAREHOLDERS
To be held on June 16, 2005
TO THE SHAREHOLDERS OF AMERICAN SHARED HOSPITAL SERVICES:
         NOTICE IS HEREBY GIVEN that, pursuant to a call of the Board of Directors, the 2005 Annual Meeting of Shareholders (the “Meeting”) of American Shared Hospital Services, a California corporation (the “Company”), will be held at the Ritz Carlton Hotel, 600 Stockton Street (corner of California Street), San Francisco, California 94111 at 9:00 am (Pacific time), on Thursday, June 16, 2005 to consider and to act upon the following matters, all as set forth in the Proxy Statement.

1.	ELECTION OF DIRECTORS. To elect the following five nominees to the Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and have qualified.

Ernest A. Bates, M.D.	John F. Ruffle
Ernest R. Bates	Stanley S. Trotman, Jr.
Olin C. Robison

2.	RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. To ratify the appointment of Moss Adams LLP as the Company’s Independent Registered Public Accounting Firm for the year ending December 31, 2005.

3.	OTHER BUSINESS. To transact such other business and to consider and take action upon any and all matters that may properly come before the Annual Meeting and any and all adjournments thereof.
         The Board of Directors knows of no matters, other than those set forth in paragraphs (1) and (2) above, that will be presented for consideration at the Meeting.
         The Board of Directors has fixed the close of business on April 18, 2005 as the Record Date for the determination of shareholders entitled to vote at the Meeting.
         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING. IN ORDER TO FACILITATE THE PROVISION OF ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER YOU PLAN TO ATTEND THE MEETING IN PERSON.

By Order of the Board of Directors

Willie R. Barnes
Corporate Secretary
Dated: April 28, 2005
San Francisco, California

INTRODUCTION
PROPOSAL NO. 1 ELECTION OF DIRECTORS
CERTAIN ADDITIONAL INFORMATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
AUDIT COMMITTEE REPORT
PROPOSAL NO. 2 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SHAREHOLDER PROPOSALS
ANNUAL REPORT

AMERICAN SHARED HOSPITAL SERVICES
Four Embarcadero Center, Suite 3700
San Francisco, California 94111

PROXY STATEMENT
2005 ANNUAL MEETING OF SHAREHOLDERS
June 16, 2005

INTRODUCTION
         This Proxy Statement is being furnished to shareholders of American Shared Hospital Services, a California corporation (the “Company”), in connection with the solicitation of proxies by the Company’s Board of Directors for use at the 2005 Annual Meeting of Shareholders scheduled to be held at the Ritz Carlton Hotel, 600 Stockton Street (corner of California Street), San Francisco, California 94111 at 9:00 am (Pacific time) on Thursday, June 16, 2005 and at any adjournment or adjournments thereof (the “Meeting”). It is anticipated that this Proxy Statement and the Proxy will first be sent to shareholders on or about April 29, 2005.
         The matters to be considered and voted upon at the Meeting will be:

1.	To elect five persons to the Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and have qualified.

2.	To ratify the appointment of Moss Adams LLP as the Company’s Independent Registered Public Accounting Firm for the year ending December 31, 2005.

3.	To transact such other business as may properly be brought before the Meeting and any and all adjournments thereof.
Only shareholders of record at the close of business on April 18, 2005 (the “Record Date”) are entitled to notice of and to vote at the Meeting.
Revocability of Proxies
         A proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such proxy may revoke it at any time prior to its use by filing with the Secretary of the Company either written instructions revoking such proxy or a duly executed proxy bearing a later date. Written notice of the death of the person executing a proxy, before the vote is counted, is tantamount to revocation of such proxy. A proxy may also be revoked by attending the Meeting and voting in person.
Solicitation of Proxies
         This proxy solicitation is being made by the Board of Directors of the Company. The expense of the solicitation will be paid by the Company. To the extent necessary to assure sufficient representation at the Meeting, proxies may be solicited by any appropriate means by directors, officers, regular employees of the Company and the stock transfer agent for the Common Shares, who will not receive any additional compensation therefor. The Company will request that banks, brokers and other fiduciaries solicit their customers who own beneficially the Common Shares listed of record in names of nominees and, although there is no formal arrangement to do so, the Company will reimburse such persons the reasonable expenses of such solicitation. In addition, the Company may pay for and utilize the services of individuals or companies not regularly employed by the Company in connection with the solicitation of proxies, if the Board of Directors of the Company determines that this is advisable.
Outstanding Securities
         The Board of Directors has fixed April 18, 2005 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. At the close of business on the Record Date, there were outstanding and entitled to vote 4,828,840 Common Shares. The Common Shares are the only class of securities entitled to vote at the Meeting.
Vote Required and Voting Procedures
         Each holder of Common Shares will be entitled to one vote, in person or by proxy, for each share standing in its name on the books of the Company as of the Record Date for the Meeting on each of the matters duly presented for vote at the Meeting, except as indicated below in connection with the election of directors.
         In connection with the election of directors, shares are permitted to be voted cumulatively, if (i) a shareholder present at the Meeting has given notice at the Meeting, prior to the voting, of such shareholder’s intention to vote its shares cumulatively and (ii) the names of the candidates for whom such shareholder desires to cumulate votes have been placed in nomination prior to the voting. If a shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Cumulative voting allows a shareholder to give one nominee as many votes as is equal to the number of directors to be elected, multiplied by the number of shares owned by such shareholder or to distribute votes on the same principle between two or more nominees. Discretionary authority to cumulate votes is hereby solicited by the Board of Directors.
         All outstanding shares of the Company’s Common Stock represented by properly executed and unrevoked proxies received in time for the Meeting will be voted. A shareholder may, with respect to the election of directors, (i) vote for the election of all five nominees named herein as directors, (ii) withhold authority to vote for all such director nominees or (iii) vote for the election of all such director nominees other than any nominee(s) with respect to whom the shareholder withholds authority to vote by so indicating in the appropriate space on the proxy. Withholding authority to vote for a director nominee will not prevent such director nominee from being elected. A shareholder may, with respect to the proposal to ratify the appointment of the Company’s Independent Registered Public Accounting Firm, (i) vote for the ratification, (ii) vote against the ratification, or (iii) abstain.
         A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by such proxy are not being voted by such shareholder with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote stock held in street name on certain matters in the absence of instructions from the beneficial owner of the stock. The shares subject to any such proxy which are not being voted with respect to a particular matter (the “non-voted shares”) will be considered shares not present and entitled to vote on such matter, although such shares may be considered present and entitled to vote for other purposes and will count for purposes of determining the presence of a quorum. In the election of directors, the five nominees receiving the highest number of votes of shares of Common Stock represented in person or by proxy at the Meeting and entitled to vote on such matter will be elected directors of the Company. Accordingly, non-voted shares will not affect the outcome of the election of directors. Non-voted shares also will not affect the outcome of the proposal to ratify the appointment of the Independent Registered Public Accounting Firm.
         In connection with the solicitation by the Board of Directors of proxies for use at the Meeting, the Board of Directors has designated Ernest A. Bates, M.D. and Craig K. Tagawa as proxies. Common Shares represented by properly executed proxies will be voted at the Meeting in accordance with the instructions specified thereon. If no instructions are specified, the Common Shares represented by any properly executed proxy will be voted FOR the (1) election of the five nominees for the Board of Directors named herein and (2) ratification of the appointment of the Company’s independent auditors.
         The Board of Directors is not aware of any matters that will come before the Meeting other than as described above. However, if such matters are presented, the named proxies will, in the absence of instructions to the contrary, vote such proxies in accordance with the judgment of such named proxies with respect to any such other matter properly coming before the Meeting.
         A majority of the Common Shares outstanding on the Record Date must be represented in person or by proxy at the Annual Meeting in order to constitute a quorum for the transaction of business. In the election of directors, the five candidates receiving the highest number of votes will be elected directors of the Company. The proposal to ratify the appointment of the Company’s independent auditors requires that a majority of those voting in person or by proxy to vote FOR this proposal, in order for this proposal to be approved.
         The Board of Directors has appointed Geraldine Zarbo of American Stock Transfer & Trust Company, the registrar and transfer agent for the Common Shares, or her designee, as the Inspector of Elections for the Annual Meeting. The Inspector of Elections will determine the number of Common Shares represented in person or by proxy at the Annual Meeting, whether a quorum exists, the authenticity, validity and effect of proxies and will receive and count the votes. The election of directors will not be by ballot unless a shareholder demands election by ballot at the Annual Meeting before the voting begins.
PROPOSAL NO. 1
ELECTION OF DIRECTORS
Board of Directors
         The Company’s Bylaws provide that there shall be no fewer than five nor more than nine directors and that the exact number shall be fixed from time to time by a Resolution of the Board of Directors. The number of directors currently is fixed at five.
         The Board of Directors is proposing the persons named below for election to the Board of Directors. Each of the persons identified below will be nominated for election to serve until the next Annual Meeting of Shareholders and until their successors shall be elected and qualified. Votes will be cast pursuant to the enclosed proxy in such a way as to effect the election of each of the persons named below or as many of them as possible under applicable voting rules. If a nominee shall be unable or unwilling to accept nomination for election as a director, it is intended that the proxy holders will vote for the election of such substitute nominee, if any, as shall be designated by the Board of Directors. Each of the nominees named below has notified the Board of Directors that, if elected, he is willing to serve as a director.

         Set forth below is certain information regarding each of the nominees.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED BELOW. PROPERLY EXECUTED PROXIES RETURNED TO THE COMPANY WILL BE VOTED “FOR” THE NOMINEES NAMED BELOW UNLESS OTHERWISE INSTRUCTED.
Nominees
         ERNEST A. BATES, M.D., founder of the Company, has served as Chairman of the Board of Directors and Chief Executive Officer since the incorporation of the Company. He is currently Vice Chairman of the Board of Trustees of The Johns Hopkins University, a member of the Board of Trustees at the University of Rochester, a member of the Board of Overseers of the University of California at San Francisco School of Nursing, a member of the Board of Directors of Copia and the Capital Campaign Chairman and a Board Member of the Museum of African Diaspora. Dr. Bates is also a member of the State of California Commission for Jobs and Economic Growth, a member of the Board of Directors of Salzburg Seminar, a board member of the Center for Accelerating Medical Solutions-Milken Institute and a member of the Brookings Institution. Dr. Bates is a graduate of The Johns Hopkins University and the University of Rochester School of Medicine. Dr. Bates is 68 years old. Dr. Bates is the father of Board Member Ernest R. Bates.
         ERNEST R. BATES has been a director of the Company since 2004. He has been Managing Director, Institutional Fixed Income Sales of HSBC Securities (USA), Inc. since 2003. Mr. Bates has also served as Managing Director, Head of Asian Product for HSBC Securities (USA) Inc. from 1999 to 2003. From 1993 through 1999, Mr. Bates held various positions with Merrill Lynch, last serving as Vice President, European Syndicate for Merrill Lynch International. He received his undergraduate degree from Brown University and a M.B.A. degree from The Wharton Business School. Mr. Bates is 38 years old. Ernest R. Bates is the son of Board Member Dr. Ernest A. Bates.
         OLIN C. ROBISON has been a director of the Company since 2003. He has been President and Chief Executive Officer of the Salzburg Seminar since 1991. Mr. Robison was President of Middlebury College from 1975 to 1990 and is currently President Emeritus and Professor Emeritus of that institution. He is a Director of The Investment Company of America, American Mutual Fund and AMCAP (all of the American Funds Group) and has served on the Council (Board) of the Royal Institute of International Affairs in London. He received his undergraduate degree from Baylor University and holds the Doctor of Philosophy degree from Oxford University. Mr. Robison is 68 years old.
         JOHN F. RUFFLE has been a director of the Company since 1995. He retired in 1993 as Vice-Chairman of the Board and a Director of J.P. Morgan & Co. Incorporated and Morgan Guaranty Trust Co. of New York. He is also a Director of Reckson Associates Realty Corporation; a member of the Board of Trustees of certain mutual funds in the J.P Morgan family of mutual funds and certain investment funds managed by J.P Morgan Investment Management, Inc.; and a Trustee of The Johns Hopkins University. He is a graduate of The Johns Hopkins University, with an MBA in finance from Rutgers University, and is a Certified Public Accountant. Mr. Ruffle is 68 years old.
         STANLEY S. TROTMAN, Jr., has been a director of the Company since 1996. He retired in 2000 as a Managing Director with the Health Care Group of PaineWebber Incorporated, an investment banking firm. Mr. Trotman had been with PaineWebber Incorporated since 1995 following the consolidation of Kidder, Peabody, also an investment banking firm, with PaineWebber. He had previously co-directed Kidder, Peabody’s Health Care Group since April 1990. Formerly he had been head of the Health Care Group at Drexel Burnham Lambert, Inc. where he had been employed for approximately 22 years. He is also a Director of Oncure Medical Corp. He received his undergraduate degree from Yale University in 1965 and holds an MBA from Columbia Business School in 1967. Mr. Trotman is 61 years old.
Meetings of the Board of Directors
         The Board of Directors of the Company held four regular meetings and two telephonic meetings during 2004. All directors attended at least 75% of the aggregate number of meetings of both the Board of Directors and of the Committees of the Board on which such director served during the year.
         Shareholders may communicate with the Board by writing to: Four Embarcadero Center, Suite 3700; San Francisco, CA 94111-4107, Attention: Ernest A. Bates. We encourage directors to attend our annual meeting and all directors attended the 2004 Annual Meeting in person. All shareholder communications to directors are forwarded to them.
Committees of the Board of Directors
         The Company has standing Compensation, Nominating and Corporate Governance and Audit Committees, each of which is described below. The American Stock Exchange (“AMEX”) recently adopted enhanced board and board committee independence requirements which will become fully applicable to the Company on July 31, 2005. The Company nevertheless is already in compliance with most of these enhanced requirements and will satisfy the remainder before July 31, 2005. Thus, a majority of our directors (Messrs. Robison, Ruffle and Trotman) are independent under the AMEX rules and Rule 10A-3 under the Securities Exchange Act and each of the Committees described above is comprised of these three independent directors. Each of the Audit, Compensation and Nominating and Corporate Governance Committees has adopted a formal written charter. These, as well as our Code of Professional Conduct and Ethics, are available on our website at www.ashs.com. You may also request a copy of these documents free of charge by writing our Corporate Secretary. We intend to post on our website any amendments to our Code of Professional Conduct and Ethics, as well as any waivers for directors or executive officers (including our chief accounting officer and controller and anyone else performing similar functions) within five business days after the date of any amendment or waiver. The information on our website is not part of this proxy statement. Beginning with the 2005 Annual Meeting, the Company’s independent directors will meet at least annually without management and the non-independent directors, as required by the AMEX rules.
         The function of the Compensation Committee is to recommend to the Board of Directors the compensation of the Company’s executive officers. The Compensation Committee did not meet during 2004. The Compensation Committee consists of Mr. Robison, Mr. Ruffle, and Mr. Trotman. Mr. Trotman is Chair of the Compensation Committee.
         The purpose of the Nominating and Corporate Governance Committee is to recommend candidates for election to the Board of Directors. The Company adopted a Nominating and Corporate Governance Committee Charter during the past year which is available on our website. The Nominating and Corporate Governance Committee met once during 2004. In 2005, the Nominating and Corporate Governance Committee by unanimous written consent nominated Dr. Bates, Mr. Bates, Mr. Robison, Mr. Ruffle and Mr. Trotman for election to the Board. Mr. Robison, Mr. Ruffle and Mr. Trotman serve on the Nominating and Corporate Governance Committee. Mr. Trotman is Chair of the Nominating and Corporate Governance Committee.
         The purpose of the Audit Committee is to review the financial reporting and internal controls of the Company, to appoint the independent auditors, and to review the reports of such auditors. The Audit

Committee consists of Mr. Robison, Mr. Ruffle, and Mr. Trotman. Mr. Ruffle is Chair of the Audit Committee. During the year 2004 the Audit Committee held three regular meetings and five telephonic meetings. For further information concerning the Audit Committee, refer to the “Audit Committee Report.” Mr. Ruffle is a “financial expert” and meets the applicable independence requirements of AMEX and Rule 10-A-3 under the Securities Exchange Act.
         In addition, the Company has a Stock Option Committee whose purpose is to administer the Company’s 1995 Stock Option Plan and 2001 Stock Option Plan, and to determine recipients of awards pursuant to such plans and the terms of such awards. No member of the Stock Option Committee received a discretionary grant or award under an option plan of the Company while serving on such committee or during the year preceding such service. During 2004 the functions of the Stock Option Committee were performed by the Board as a whole, which issued seven stock option grants during 2004 to employees who are not executive officers.
Identifying and Evaluating Director Nominees
         The Nominating and Corporate Governance Committee uses various methods to identify director nominees. The Nominating and Corporate Governance Committee assesses the appropriate size and composition of the Board and the particular needs of the Board based on whether any vacancies are expected due to retirement or otherwise. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current board members, shareholders, or other sources. All candidates are evaluated based on a review of the individual’s qualifications, skills, independence and expertise.
         The Nominating and Corporate Governance Committee will consider director candidates submitted by shareholders to: Four Embarcadero Center, Suite 3700, San Francisco, CA 94111-4107, Attention: Nominating and Corporate Governance Committee. Such recommendations should be accompanied by (i) evidence of the shareholder’s stock ownership over the last year, (ii) a statement that the shareholder is not a competitor of the Company, (iii) a resume and contact information for the director candidate, as well as a description of the candidate’s qualifications and (iv) a statement whether the candidate has expressed interest in serving as a director. The Nominating and Corporate Governance Committee follows the same process and uses the same criteria for evaluating candidates proposed by shareholders as it does for candidates proposed by other parties. The Nominating and Corporate Governance Committee will consider such candidacy and will advise the recommending shareholder of its final decision. A shareholder who wishes to nominate a person for director must provide the nomination in writing to the Secretary at the Company’s principal offices pursuant to the notice provisions in the By-laws. Such notice must be received not less than 60 nor more than 90 days prior to the Annual Meeting or, if less than 70 days’ notice of the date of such meeting has been given, then within 10 business days following the first public disclosure of the meeting date or the mailing of the Company’s notice. Any such notice must contain information regarding the nominee and the proponent. Details concerning the nature of such information are available without charge from the Company.
Director Compensation
         In 2004, non-employee directors were paid an annual retainer of $20,000, payable quarterly. In addition, non-employee directors are entitled to receive an automatic grant of options on the date of the Company’s Annual Shareholder Meeting each year to acquire up to 4,000 shares of the Company’s common stock at the market price on the date of grant, until a director has received options for a total of 12,000 shares. There were grants of 4,000 shares each of the Company’s common stock to non-employee directors, Ernest R. Bates and Olin C. Robison, during 2004. Non-employee directors also received reimbursement of expenses incurred in attending meetings. No payment is made for attendance at meetings by any director who is a full time employee of the Company.
         Non-employee directors will receive in 2005 a $20,000 annual retainer fee payable quarterly, and reimbursement of expenses incurred in attending meetings. The election of Ernest R. Bates and Olin C. Robison will result in annual automatic option grants to Mr. Bates and Mr. Robison, as described in the preceding paragraph.
CERTAIN ADDITIONAL INFORMATION
Security Ownership of Certain Beneficial Owners and Management
         The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Shares as of April 8, 2005, of (i) each person known to the Company to own beneficially 5% or more of the Common Shares, (ii) each nominee for director of the Company, (iii) the chief executive officer and the chief operating and financial officer named in the Summary Compensation Table, and (iv) all directors and executive officers as a group.

	Common Shares Owned Beneficially

	Amount and
	Nature of Beneficial	Percent of
Name and Address of Beneficial Owner	Ownership (2)	Class (3)

Directors and Named Officers
Ernest A. Bates, M.D.(1)(4)	1,116,378	22.1%
Ernest R. Bates(1)	10,629	*
Olin C. Robison(1)(4)	4,000	*
John F. Ruffle(1)	200,411	4.2%
Stanley S. Trotman, Jr.(1)	142,762	3.0%
Craig K. Tagawa(1)(4) Senior Vice President, Chief Operating and Financial Officer	138,100	2.8%
All Current Directors & Executive Officers as a Group (6 people)(4)	1,612,280	31.3%
5% or More Shareholders
Seth W. Hamot; Roark, Rearden, & Hamot LLC; and Costa Brava Partnership III L.P.(5)	286,975	5.9%

*	Less than 1%

(1)	The address of each such individual is c/o American Shared Hospital Services, Four Embarcadero Center, Suite 3700, San Francisco, California 94111.

(2)	Each person directly or indirectly has sole voting and investment power with respect to the shares listed under this column as being owned by such person.

(3)	Shares that any person or group of persons is entitled to acquire upon the exercise of options or warrants within 60 days after April 8, 2004, are treated as issued and outstanding for the purpose of computing the percent of the class owned by such person or group of persons but not for the purpose of computing the percent of the class owned by any other person.

(4)	Includes shares underlying options that are currently exercisable or which will become exercisable within 60 days following April 8, 2005: Dr. Bates, 214,000 shares; Mr. Robison, 4,000 shares; Mr. Tagawa, 110,000 shares; and Directors and Executive Officers as a group, 328,000 shares.

(5)	Based solely on information contained in a Schedule 13G filed on February 1, 2005 by Seth W. Hamot, a United States Citizen; Roark, Rearden & Hamot LLC, a Delaware limited liability company; and Costa Brava Partnership III L.P., a Delaware limited partnership. Seth W. Hamot is the president of Roark, Reardon & Hamot LLC, which is the general partner of Costa Brava Partnership III L.P. All of the shares of common stock that were beneficially owned by the reporting persons were held by Costa Brava Partnership III L.P.
Compensation of Executive Officers
         The following table sets forth the compensation paid by the Company for the fiscal years ending December 31, 2002, December 31, 2003 and December 31, 2004 in those years for services rendered in all capacities during 2002, 2003 and 2004, respectively, to the Chief Executive Officer and each executive officer other than the Chief Executive Officer who served as an officer at December 31, 2004 and earned cash compensation of $100,000 or more during 2004.
Summary Compensation Table

		Annual Compensation

				Other Annual
Name and Principal Position	Year	Salary(1)	Bonus	Compensation(3)

Ernest A. Bates, M.D.	2004	$432,756	$0	—
Chairman of the Board,	2003	$432,443	$0	—
Chief Executive Officer	2002	$432,630	$0	—

Craig K. Tagawa	2004	$260,696	$50,000(2)	—
Chief Operating Officer and	2003	$250,875	$100,000(2)	—
Chief Financial Officer	2002	$274,459(4)	$0	—

(1)	Each amount under this column includes amounts accrued in 2002, 2003, and 2004, that would have been paid to such persons in such years, except that such amounts were instead deferred pursuant to the Retirement Plan for Employees of American Shared Hospital Services, a defined contribution plan and ASHS’ Flexible Benefit Plan, a defined contribution plan. Both plans are available to employees of the Company generally.
(2)	The Company’s Board of Directors approved year end performance bonuses for 2003 and 2004 which were paid in the fourth quarter 2003 and 2004.
(3)	The Company has determined that, with respect to the executive officers named in the Summary Compensation Table, the aggregate amount of other benefits does not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported in the Summary Compensation Table as paid to such executive officer in the relevant year.
(4)	Includes sales commissions of approximately $24,000 earned and paid in 2002.
Long Term Compensation Awards
         The “Long Term Compensation Awards” Table has been omitted because no long term compensation awards were made during the relevant years to the Company’s executive officers named in the Summary Compensation Table.
Option Grants in Last Fiscal Year
         The “Option Grants” table has been omitted because no option grants were made during 2004 to the Company’s executive officers named in the Summary Compensation Table.

Shares Authorized for Issuance Under Equity Compensation Plans
         The following table summarizes, as of December 31, 2004, the total shares of our common stock that may be received by holders of options upon the vesting and exercise of currently outstanding options, the weighted average exercise price of those outstanding options and the number of shares of our common stock that are still available for future issuance under our equity compensation plans after considering the stock options currently outstanding.

	Number of shares
	to be issued	Weighted average
	upon exercise of	exercise price of	Number of shares
	outstanding options,	outstanding options,	remaining available for
Plan Category	warrants and rights	warrants and rights	future issuance

1995 and 2001 Stock Option Plans (the only current equity compensation plans approved by our shareholders)	167,617	$2.56	324,080

1995 options granted to Company’s Chairman and Chief Executive Officer (approved by shareholders)	264,000	$0.01	0

Any equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	431,617	$1.00	324,080
Long-Term Incentive Plan Awards in Last Fiscal Year
         The “Long-term Incentive Plan Awards” (“LTIP Awards”) table has been omitted because no LTIP Awards were made during 2004 to the Company’s executive officers named in the Summary Compensation Table.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
         The following table sets forth the number of shares acquired on exercise of stock options and the aggregate gains realized upon exercise of such options during 2004, by the Company’s executive officers named in the Summary Compensation Table. The following table also sets forth the number of shares underlying exercisable and unexercisable options held by such executive officers on December 31, 2004.
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

Number of Securities
			Underlying		Value of Unexercised
			Unexercised Options		In-the-Money Options
	Shares		At Fiscal Year-End		At Fiscal Year-End(1)
	Acquired on	Value($)
Name	Exercise	Realized	Exercisable/	Unexercisable	Exercisable/	Unexercisable

Ernest A. Bates, M.D.	846,000	$3,850,140	264,000	—	$1,568,160	—

Craig K. Tagawa	0	0	110,000	—	448,250	—

(1)	This amount is calculated by multiplying the number of Common Shares underlying the options at December 31, 2004 by the market price per Common Share on such date less the option exercise price.
Employment Agreements
         The Company had no employment contracts with its directors or executive officers named in the Summary Compensation Table in 2004.
Board of Directors Report on Executive Compensation
         The following Report of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.
         This Report of the Board of Directors describes the Company’s method of compensating its executive officers, and describes the basis on which 2004 compensation was paid to such executive officers, including those named in the Summary Compensation Table.
         During 2004, the Board of Directors met once to determine that compensation paid in 2004 by the Company to its Chief Executive Officer and other executive officers would be based on policies in effect in recent prior years.
         The Company’s compensation program seeks to establish compensation that is competitive in both the healthcare industry and among entrepreneurial, growth-oriented companies in order to attract and retain high quality employees. Compensation is linked to each employee’s level of responsibility and personal achievements with respect to operational and financial goals established by the Chief Executive Officer and the Board of Directors. Depending on the individual officer’s area of responsibility, such goals may include new business and revenue acquisition, operating expense reduction and control, operating efficiencies, etc. In addition, the compensation system seeks to develop and encourage employee ownership of the Company’s stock through stock options.
         The primary component of executive compensation for the Company in 2004 was base salary and bonus, except in the case of the Chief Operating and Financial Officer (who also is CEO of the Company’s Gamma Knife subsidiary) where sales commissions were a substantial component of compensation in 2002 and are included under “salary” in the table above. Discretionary bonuses may be paid, based on a formula, if financial and other results of the individual executive’s area of responsibility meet or exceed financial and operational targets established at the beginning of the fiscal year. A bonus of $50,000 for Craig K. Tagawa was paid for the year 2004, based on continued growth in the Gamma Knife business.
         In addition to base compensation, the Company has used grants of stock options to retain senior executives and to motivate them to improve long-term stock market performance. The number of options granted in the past was determined by reference to the level of responsibility of the particular executive in the Company and such executive’s proposed role in the Company’s future operations. In addition, during 1995 the Shareholders approved a grant of options to acquire 1,495,000 Common Shares at an initial exercise price of $0.01 per share to the Company’s Chairman and Chief Executive Officer, in consideration of his continued service to the Company and his personal guarantee of $6,500,000 of indebtedness of the Company. The Company’s Chairman and Chief Executive Officer exercised options to acquire 846,000 Common Shares in 2004.
Board of Directors

Ernest A. Bates, M.D. Chairman	John F. Ruffle
Ernest R. Bates	Stanley S. Trotman, Jr.
Olin C. Robison
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
      Willie R. Barnes, the Secretary of the Company, is a partner in the law firm of Musick, Peeler & Garrett LLP. That law firm performed legal services for the Company in 2004. The management of the Company is of the opinion that the fees paid to Mr. Barnes’ law firm are comparable to those fees that would have been paid for comparable legal services from a law firm not affiliated with the Company. Mr. Barnes served during 2004 on the Compensation, Stock Option and Nominating Committees of the Board of Directors until his term expired on June 17th 2004.
Compliance with Section 16(a) under the Securities Exchange Act of 1934
      Reports filed under the Exchange Act and received by the Company on or after January 1, 2004, indicate that during 2004 directors, officers and 10% shareholders of the Company filed all required reports within the periods established by applicable rules, with the following exception:

•	On July 21, 2004, Ernest A. Bates, M.D., sold 2,222 shares of the Company’s stock in a private sale. This sale was not reported to the Securities and Exchange Commission until August 2, 2004.

PERFORMANCE GRAPH, TOTAL RETURN TO SHAREHOLDERS
         The following graph and table compares cumulative total shareholder return on the Company’s Common Shares (“ASHS total return”) (i) with the cumulative total return of the Standard & Poor’s 500 Stock Index (“S&P500”) and (ii) with the Standard & Poor’s SmallCap 600 Stock Index (“S&P SmallCap 600”), in each case during the five years ended December 31, 2004.
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG AMERICAN SHARED HOSPITAL SERVICES, THE S&P 500 INDEX
AND THE S&P SMALLCAP 600 INDEX
           * $100 invested on 12/31/99 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.
           Copyright (§) 2002, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved.
www.researchdatagroup.com/S&P.htm

	Base
	Period
Company / Index	Dec99	Dec00	Dec01	Dec02	Dec03	Dec04

AMERICAN SHARED HOSPITAL SERVICES	100	52.94	73.79	104.18	159.43	162.93
S&P 500 INDEX	100	90.89	80.09	62.39	80.29	89.02
S&P SMALLCAP 600 INDEX	100	111.80	119.11	101.69	141.13	173.09

AUDIT COMMITTEE REPORT
         The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the Report by reference therein.
         The Audit Committee of the Board of Directors consists of three directors, all of whom are ‘independent’ as defined in the listing standards of the American Stock Exchange. The primary purpose of the Audit Committee is to review the financial reporting and internal controls of the Company, to appoint independent auditors, to review the reports of such auditors, and to review annually the Audit Committee charter, a copy of which is attached as Exhibit A. During 2004, the Audit Committee held eight meetings, five of which were held telephonically. Mr. Ruffle is Chair of the Audit Committee.
         The Audit Committee reviewed and held discussions with management and the independent auditors regarding the financial statements of the Company for the fiscal year ended December 31, 2004. These discussions included the quality of the Company’s internal controls, the audit plans, audit scope and identification of audit risks. In addition, the Committee assured that the independent auditors reviewed and discussed with management the interim financial reports prior to each quarterly earnings announcement.
         The Company’s independent auditors provided a formal written statement that described all relationships between the auditors and the Company with respect to the auditors’ independence as required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee satisfied itself as to the auditors’ independence.
         The Audit Committee discussed with the Independent Registered Public Accounting Firm all matters required to be discussed by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and, with and without the presence of management, reviewed and discussed the results of the independent auditors’ examination of the Company’s financial statements. Management, being responsible for the Company’s financial statements, represented that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The independent auditors are responsible for the examination of those statements.
         Based on the Audit Committee’s discussions with management and the independent auditors, and the Audit Committee’s review as described previously, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2004, as filed with the Securities and Exchange Commission.
         Submitted by the Audit Committee of the Board of Directors:

John F. Ruffle (chairman)
Olin C. Robison
Stanley S. Trotman, Jr.

PROPOSAL NO. 2
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
         The Company’s consolidated financial statements for the years ended December 31, 2004, 2003 and 2002 have been audited by Moss Adams LLP. The Audit Committee has appointed Moss Adams LLP to be the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2005, subject to Shareholder ratification at the Meeting (see Proposal No. 2).
         Representatives of Moss Adams LLP are expected to be present at the Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement if they so desire.
         The aggregate fees billed by Moss Adams LLP and their respective affiliates for professional services performed for 2004 and 2003 are as follows:

		Audit-
	Audit	Related		All Other	Total
	Fees (a)	Fees (b)	Tax Fees (c)	Fees (d)	Fees

2004	$ 77,000	$ 12,000	$ 42,000	$ 0	$131,000

2003	$ 69,000	$ 0	$ 61,000	$ 0	$130,000

(a) Consists of fees billed for professional services rendered in connection with the audit of our consolidated financial statements and review of interim condensed consolidated financial statements included in our quarterly reports and services normally provided in connection with statutory and regulatory filings or engagements.
(b) Audit related fees were primarily related to meetings with the audit committee, attendance at the annual stockholder meeting, accounting advice, review of comment letter received from the SEC and advice related to Section 404 of the Sarbanes-Oxley Act.
(c) Consists of tax compliance and preparation and other tax services.
(d) Consists of fees for all other services other than those reported above.
         All of the above services were approved by the Audit Committee. The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm
         The Audit Committee pre-approves services performed by the Company’s Independent Registered Public Accounting Firm in order to assure that the provision of such services and related fees do not impair the Independent Registered Public Accounting Firm’s independence. The Independent Registered Public Accounting Firm must provide the Audit Committee with an engagement letter outlining the scope of the audit services proposed to be performed during the applicable calendar year and the proposed fees for such audit services. If agreed to by the Audit Committee, the engagement letter will be formally accepted by the Audit Committee as evidenced by the execution of the engagement letter by the Chair of the Audit Committee. The Audit Committee approves, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other matters. The Audit Committee may grant pre-approval for those permissible non-audit services that it believes are services that would not impair the independence of the Independent Registered Public Accounting Firm. The Audit Committee may not grant approval for any services categorized as “Prohibited Non-Audit Services” by the Securities and Exchange Commission. Certain non-audit services have been pre-approved by the Audit Committee, and all other non-audit services must be separately approved by the Audit Committee.
         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NO. 2. PROPERLY EXECUTED PROXIES RETURNED TO THE COMPANY WILL BE VOTED “FOR” THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2005.
SHAREHOLDER PROPOSALS
         Under certain circumstances, shareholders are entitled to present proposals at shareholders’ meetings. To be eligible for inclusion in the Proxy Statement for the Company’s next Annual Meeting of Shareholders, a shareholder proposal must be received at the Company’s principal executive offices prior to February 1, 2006. A Shareholder’s notice should list each proposal and contain a brief description of the business to be brought before the meeting; the name and address of the shareholder proposing such business; the number of shares held by the shareholder; and any material interest of the shareholder in the business.
ANNUAL REPORT
         The Company’s 2004 Annual Report, which includes financial statements, but which does not constitute a part of the proxy solicitation material, accompanies this proxy statement.

By Order of the Board of Directors

Willie R. Barnes
Corporate Secretary
Dated: April 28, 2005
San Francisco, California

EXHIBIT A
AMERICAN SHARED HOSPITAL SERVICES
A California Corporation
(the “Company”)
Audit Committee Charter
Adopted June 17, 2004
Purpose
          The Audit Committee (the “Committee”) is created by the Board of Directors of the Company to:

•	assist the Board in its oversight responsibilities by overseeing the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company by reviewing

•	the qualifications, independence and performance of the Company’s independent auditors;

•	the quality and integrity of the financial statements of the Company; and

•	prepare the audit committee report that Securities and Exchange Commission (the “SEC”) rules require to be included in the Company’s annual proxy statement.
       It is not the duty of the Committee to determine that the Company’s financial statements are complete and accurate and are in accordance with GAAP or to plan or conduct audits. This is the responsibility of management and the independent auditors.
Membership
       The Committee shall consist of at least three members, comprised solely of independent directors meeting the independence and experience requirements of the American Stock Exchange. The Nominating and Corporate Governance Committee shall recommend nominees for appointment to the Committee annually and as vacancies or newly created positions occur. Committee members shall be appointed by the Board and may be removed by the Board at any time. The Board shall designate the Chairperson of the Committee.
Authority and Responsibilities
       In addition to any other responsibilities which may be assigned from time to time by the Board, to fulfill its responsibilities and duties, the Committee shall:
      Independent Auditors

•	Be directly responsible for the appointment, compensation, retention and oversight (subject, if applicable, to shareholder ratification) of the independent auditors engaged to conduct the audit of the Company (including resolution of disagreements between management and the independent auditors regarding financial reporting) or other audit, review or attest services. The independent auditors shall report directly to the Committee.

•	Pre-approve all audit services and permissible non-audit services to be provided by the independent auditors either before the independent auditors are engaged to render such services or pursuant to pre-approval policies and procedures established by the Committee. The Committee may delegate its authority to pre-approve services to one or more Committee members, provided that such designees present any such approvals to the full Committee at the next Committee meeting.

•	Evaluate the independent auditors’ qualifications, performance and independence. As part of such evaluation, at least annually, the Committee shall obtain a formal written statement from the Company’s independent auditors describing all relationships between the independent auditors and the Company consistent with Independence Standards Board Standard No. 1; actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor; and take, or recommend that the full Board take, appropriate action to oversee the independence of the independent auditors.

Financial Statements; Disclosure and Other Compliance Matters

•	Review, in conjunction with management, the Company’s policies generally with respect to the Company’s earnings press releases and with respect to financial information and earnings guidance provided to analysts and rating agencies, including the use of non-GAAP financial information.

•	Review with management and the independent auditors, in separate meetings if the Committee deems it appropriate:

•	the annual audited financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to the filing of the Company’s Form 10-K. As part of such review, the Committee shall obtain a report from the Company’s independent auditors on those matters required pursuant to SEC Regulation S-X Rule 2-07;

•	either on its own or through its Chairperson, the quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to the filing of the Company’s Form 10-Q; and

•	either on its own or through its Chairperson, the quarterly and annual earnings press releases prior to their publication.

•	Review, in conjunction with the chief executive and financial officers of the Company, the Company’s internal controls and disclosure controls and procedures, including whether there are any significant deficiencies in the design or operation of such controls and procedures, material weaknesses in such controls and procedures, any corrective actions taken with regard to such deficiencies and weaknesses and any fraud involving management or other employees with a significant role in such controls and procedures.

•	Review and discuss with the independent auditors those matters required to be discussed with the Audit Committee by the auditors pursuant to Statement on Auditing Standards No. 61, as amended.

•	Recommend to the Board that the annual audited financial statements be included in the Company’s Form 10-K for filing with the SEC.

•	Prepare the audit committee report that Securities and Exchange Commission rules require to be included in the Company’s annual proxy statement.

•	Approve all related party transactions, as defined by applicable American Stock Exchange rules, to which the Company is a party.

•	Establish procedures for:

•	the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

•	the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.
Reporting to the Board

•	The Committee shall report to the Board periodically. This report shall include a review of any recommendations or issues that arise with respect to the qualifications, independence and performance of the Company’s independent auditors, the quality or integrity of the Company’s financial statements, and any other matters that the Committee deems appropriate or is requested to be included by the Board.

•	The Committee shall periodically review and assess the adequacy of this Charter and recommend any proposed changes to the Board for approval.
Procedures
         The Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this Charter, but not less frequently than quarterly. The Chairperson of the Committee, in consultation with the other Committee members, shall determine the frequency and length of the Committee meetings and shall set meeting agendas consistent with this Charter.
         The Committee shall meet separately, periodically, with management or other personnel responsible for internal control functions, and with the independent auditors.
         The Audit Committee is authorized (without seeking Board approval) to retain special legal, accounting or other advisors and may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to meet with any members of, or advisors to, the Audit Committee.
          The Audit Committee shall have available appropriate funding from the Company as determined by the Audit Committee for payment of:

•	compensation to any accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

•	compensation to any advisers employed by the Audit Committee; and

•	ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.
          The Committee may delegate its authority to subcommittees or the Chairperson of the Committee when it deems appropriate and in the best interests of the Company.

AMERICAN SHARED HOSPITAL SERVICES

For the Annual Meeting of Shareholders to be held June 16, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY NOMINATE(S), CONSTITUTE(S) AND APPOINT(S) ERNEST A. BATES, M.D. AND CRAIG K. TAGAWA, AND EACH OF THEM, ATTORNEYS, AGENTS, AND PROXIES OF THE UNDERSIGNED, WITH FULL POWERS OF SUBSTITUTION TO EACH, TO ATTEND AND TO ACT AS PROXY OR PROXIES OF THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF AMERICAN SHARED HOSPITAL SERVICES TO BE HELD ON JUNE 16, 2005 AT 9:00 AM PACIFIC TIME AT THE RITZ CARLTON HOTEL, 600 STOCKTON STREET, SAN FRANCISCO, CALIFORNIA, OR ANY ADJOURNMENTS THEREOF, AND TO VOTE AS SPECIFIED HEREIN THE NUMBER OF SHARES THAT THE UNDERSIGNED, IF PERSONALLY PRESENT, WOULD BE ENTITLED TO VOTE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE FIVE PERSONS NOMINATED FOR ELECTION TO THE BOARD OF DIRECTORS AND “FOR” THE RATIFICATION OF MOSS ADAMS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2005. YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED, SUBJECT TO THE PROXYHOLDER’S DISCRETIONARY AUTHORITY TO CUMULATE VOTES, “FOR” THE ELECTION OF THE PERSONS NOMINATED ON THE REVERSE SIDE, AND WILL HAVE THE EFFECT OF WITHHOLDING DISCRETIONARY AUTHORITY TO CUMULATE VOTES AND “FOR” THE RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THE BOARD OF DIRECTORS IS NOT AWARE OF ANY OTHER MATTERS THAT WILL COME BEFORE THE ANNUAL MEETING, OTHER THAN THOSE DESCRIBED IN THIS PROXY. HOWEVER, IF SUCH MATTERS ARE PRESENTED, THE NAMED PROXIES WILL, IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, VOTE SUCH PROXIES IN ACCORDANCE WITH THE JUDGMENT OF SUCH NAMED PROXIES WITH RESPECT TO ANY SUCH OTHER MATTER PROPERLY COMING BEFORE THE MEETING. THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT IN WRITING REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE. THIS PROXY ALSO MAY BE REVOKED BY ATTENDANCE AT THE MEETING AND ELECTION TO VOTE IN PERSON.

(continued, and to be signed on the other side)

☑ PLEASE MARK YOUR VOTE AS IN THIS EXAMPLE

          This proxy when properly executed will be voted in the manner directed herein and in the discretion of the proxy holders and all other matters coming before the meeting. If no direction is made, this proxy will be voted FOR the election of directors recommended herein, and FOR Proposal No. 2.

          The Board of Directors recommends a vote FOR election of the directors nominated herein and FOR the ratification of independent registered public accounting firm.

1.	ELECTION OF DIRECTORS. To elect five of the persons named below to the Board of Directors to serve until the 2006 Annual Meeting of Shareholders and until their successors are elected and have qualified.

☐ FOR all nominees (except as indicated to the contrary below).

☐ WITHHOLD AUTHORITY to vote for all nominees.

(Instruction:	To withhold authority for any individual nominee(s), write that nominee’s name(s) in the space below.)

NOMINEES:	Ernest A. Bates, M.D.
Ernest R. Bates
Olin C. Robison
John F. Ruffle
Stanley S. Trotman, Jr.

2.	RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. To ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2005.

☐ FOR ☐ AGAINST ☐ ABSTAIN

          The undersigned hereby ratifies and confirms all that said attorneys and proxies, or any of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and the Proxy Statement accompanying such Notice.

PLEASE MARK, DATE AND SIGN AS YOUR NAME APPEARS ABOVE AND RETURN IN THE ENCLOSED ENVELOPE.

I plan to attend the meeting in person ☐

Signature		Date

Signature		Date

Signature, if held jointly

NOTE: Please date this proxy and sign as your name(s) appear(s) on this document. Joint owners should each sign personally. Corporate proxies should be signed by an authorized officer. Executors, administrators, trustees, etc. should give their full titles.